UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 10, 2014
LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe’s Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On September 10, 2014, Lowe’s Companies, Inc. (the “Company”) issued an aggregate of $1.25 billion of unsecured notes, consisting of $450 million aggregate principal amount of its Floating Rate Notes due 2019 (the “Floating Rate Notes”), $450 million aggregate principal amount of its 3.125% Notes due 2024 (the “2024 Notes”), and $350 million aggregate principal amount of its 4.250% Notes due 2044 (the “2044 Notes” and, together with the 2024 Notes, the “Fixed Rate Notes” and, together with the Floating Rate Notes and the 2024 Notes, the “Notes”). The Notes were issued under an Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), as supplemented by the Eleventh Supplemental Indenture, dated as of September 10, 2014, between the Company and the Trustee (the “Eleventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes are unsecured obligations and rank equally with the Company’s existing and future unsecured senior indebtedness. The Indenture contains covenants restricting the issuance of debt by the Company’s subsidiaries but does not restrict the Company from incurring additional indebtedness. Each series of the Notes is a new issue of securities with no established trading market. The Company does not intend to apply for the listing of the Notes of any series on any securities exchange or for quotation of such Notes on any automated dealer quotation system.

The Floating Rate Notes will mature on September 10, 2019, unless earlier repurchased by the Company, and will bear interest at a floating rate, reset each interest period, equal to the three-month LIBOR plus 0.420%. The Company will pay interest on the Floating Rate Notes quarterly in arrears on March 10, June 10, September 10 and December 10 of each year, beginning December 10, 2014. Interest will be computed on the basis of the actual number of days elapsed in each interest period and a 360-day year. Payments of principal and interest to owners of book-entry interests are expected to be made in accordance with the procedures of The Depository Trust Company and its participants in effect from time to time. The Company does not have the right to redeem the Floating Rate Notes before maturity.

The 2024 Notes will mature on September 15, 2024 and the 2044 Notes will mature on September 15, 2044, in each case, unless earlier redeemed or repurchased by the Company. The Company will pay interest on the Fixed Rate Notes on March 15 and September 15 of each year, beginning March 15, 2015. Interest will be computed on the basis of a 360-day year composed of twelve 30-day months. Payments of principal and interest to owners of book-entry interests are expected to be made in accordance with the procedures of The Depository Trust Company and its participants in effect from time to time.

Before the date that is three months (with respect to the 2024 Notes) or six months (with respect to the 2044 Notes) prior to the applicable maturity date for such series of Fixed Rate Notes, the Fixed Rate Notes of each series will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of (i) 100% of the principal amount of the Fixed Rate Notes to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Fixed Rate Notes (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Eleventh Supplemental Indenture), plus 15 basis points with respect to the 2024 Notes and 20 basis points with respect to the 2044 Notes; plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after the date that is three months (with respect to the 2024 Notes) or six months (with respect to the 2044 Notes) prior to the applicable maturity date for such series of Fixed Rate Notes, the Fixed Rate Notes of each series will be redeemable, in whole at any time or in part from time to time, at the Company’s option at par plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

In addition, upon a Change of Control Triggering Event (as defined in the Eleventh Supplemental Indenture), the holders of the Notes may require the Company to repurchase all or any part of their Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest, if any, on such Notes to the date of repurchase, unless, in the case of the Fixed Rate Notes only, the Company has previously exercised its option to redeem such Notes.

The Trustee and/or its affiliates have engaged in, and may in the future engage in, commercial dealings in the ordinary course of business with the Company or its affiliates, including investment banking services and acting as lenders under various loan facilities. They have received or will receive customary fees, commissions or other payments for these transactions.

The foregoing summaries of documents described above do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed as exhibits hereto or otherwise on file with the Securities and Exchange Commission.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this Item and included in Item 1.01 above and in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2014 is incorporated by reference, and the description of the Notes incorporated herein is qualified in its entirety by reference to the Indenture and the forms of Global Notes which are included in Exhibit 4.1 filed herewith.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
	4.1	Eleventh Supplemental Indenture, dated as of September 10, 2014, between Lowe’s Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee

	4.2	Form of Floating Rate Notes due September 10, 2019 (included in Exhibit 4.1)

	4.3	Form of 3.125% Notes due September 15, 2024 (included in Exhibit 4.1)

	4.4	Form of 4.250% Notes due September 15, 2044 (included in Exhibit 4.1)

	5.1	Opinion of Moore & Van Allen PLLC

	23.1	Consent of Moore & Van Allen PLLC (included in Exhibit 5.1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: September 10, 2014	By:	/s/ Gaither M. Keener, Jr.
Gaither M. Keener, Jr.
Chief Legal Officer,
Chief Compliance Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Eleventh Supplemental Indenture, dated as of September 10, 2014, between Lowe’s Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Form of Floating Rate Notes due September 10, 2019 (included in Exhibit 4.1)

4.3	Form of 3.125% Notes due September 15, 2024 (included in Exhibit 4.1)

4.4	Form of 4.250% Notes due September 15, 2044 (included in Exhibit 4.1)

5.1	Opinion of Moore & Van Allen PLLC

23.1	Consent of Moore & Van Allen PLLC (included in Exhibit 5.1)